# SOFTWARE LICENSE AGREEMENT

**THIS SOFTWARE LICENSE AGREEMENT** ("Agreement") is made and entered into this 23 day of April, 2009 (the "Effective Date") by and between **WebVois Global Communication, Inc.** (" "Company"), a Moroccan Corporation, and **Yatinoo, Inc.**, a Delaware corporation ("Licensee"), having offices at 510 Turnpike Street, Suite 103, N. Andover, MA 01845, for a period of twenty five (25) years from the date set forth herein.

## BACKGROUND

WebVois Global Communication owns technology, patents and published works related to Voive over IP. YATINOO owns all right, title and interest worldwide to what is referred to herein as the Atmosphere ("the Site"). WebVois Global Communication has herein granted to YATINOO a worldwide license solely to develop and sell/license the Site It is the intention of the Parties herein to work together towards the development and launching of a WebVois Global Communication-based software application Atmosphere for a revenue-based portal delivering a social network, project plan and a financial portal called **ATMOSPHERE** for use throughout the world for sale/license by YATINOO.

## RECITALS

A. WebVois Global Communication software technology is protected by U.S. Patents:

B. WebVois Global Communication desires to grant to YATINOO and YATINOO desires to obtain from WebVois Global Communication an exclusive worldwide license to use the Software and Derivative Products (as defined herein), solely in accordance with the terms and on the conditions set forth in this Agreement.

**NOW, THEREFORE**, the parties hereto agree as follows:

## 1. DEFINITIONS.

1.1 "Derivative(s)" shall mean computer applications in machine readable object code, source code form or software application form developed or otherwise licensed to YATINOO which are a modification of, enhancement to, derived from or based upon Software.

"Derivative software applications" shall mean software applications or source code that is outside the definitions of software as defined and set forth in: Recitals, "B" and Exhibits: "A", "C" and "D" therein.

"Derivative Portal(s)" shall mean any or all Portal(s) offering social networking, project planning and financial or nonfinancial information.

"Derivative Website(s)" shall mean any or all Website(s) offering social networking, project planning and financial or nonfinancial information.

1.2 "Designated Equipment" shall mean the hardware products as set forth in Exhibits; "A", "C" and "D" with which the Software is licensed for use.

1.3 "Documentation" shall mean all manuals, source code documentation, and original source code materials pertaining to the Software which are furnished to YATINOO by WebVois Global Communication in connection with the Software.

1.4 "End Users" shall mean Internet users, subscribers or non-subscribers, to the "ATMOSPHERE", who search on the World Wide Web or Internet using the Software source code, a redeveloped derivative or derivatives of the source code (redeveloped by YATINOO), or any combination or derivation of developed Software source code developed by, or under the direction of, YATINOO and WebVois Global Communication, jointly or independently, for the specific purposes set forth herein.

1.5 "License Fee" shall mean; YATINOO shall pay to WebVois Global Communication $33,000 within 15days upon the execution of this Agreement. The balance of $33,000 shall be paid on 2 parts over next months of the first year, and for the next years the payment will be $16,500 for each 3 months.

1.7 "Software" shall mean the computer programs in machine readable object code and source code form as set forth in Exhibits: "A", "C" and "D" attached hereto.

2. GRANT OF RIGHTS.

2.1 WebVois Global Communication hereby grants, and YATINOO hereby accepts, subject to the terms and conditions of this Agreement, an exclusive, license for a term of twenty-five (25) years from the date hereof, as set forth herein: (i) to use and modify the Software in source code form to create ATMOPSHERE and (ii) to use, manufacture, reproduce, have reproduced, sublicense, market and distribute the Documentation and the Software and any Derivative Products, as pre-approved by WebVois Global Communication, in object code form solely for use with the respective Designated Equipment identified on Exhibits: "A", "C" and "D" attached hereto from the Effective Date hereof until terminated in accordance with the terms set forth herein.

2.2 Under WebVois Global Communication direction, YATINOO shall have the right to authorize a sub-licensee company, to be pre-approved by WebVois Global

Communication, to copy or reproduce the Software and Documentation, in whole or in part, and to develop any derivations thereof solely to develop an operating ATMOSPHERE (subject to the terms and conditions contained herein), at their cost, as necessary to license to End Users the object code version of the Software for use on designated systems. Such End Users shall be users of said sub-licensees and YATINOO, and YATINOO agrees that the Software is WebVois Global Communication confidential information and shall treat and handle confidential information in accordance with the provisions of Article 16.

3. DELIVERY.

3.1 WebVois Global Communication Deliverable Items. WebVois Global Communication shall deliver to YATINOO a master copy of the Software licensed hereunder in object code form suitable for reproduction, together with a copy of the Software in source code form. WebVois Global Communication shall deliver the foregoing in electronic files only. YATINOO will have the right to deliver a copy of the Software to its sub-licensee for the sole purposes set forth herein and shall allow WebVois Global Communication to monitor the use of said software by said sub-licensee in accordance with the limited terms of this Agreement in order to develop the Financial Portal.

3.2 YATINOO Deliverable Items. Demo Mode. – Evaluation of existing source code and conversion and development of Demo Model. Included, but not limited to, prototype user interface (via browser) and complete set of user functions for viewing and analyzing data, with limited real-time data integration.

3.3 YATINOO Deliverable Items. Commercial Beta – Customer capable build-out of application will have the final user interface (demo user interface with customer feedback and added integration) including a complete set of real-time search engines. (A simple rules-based AI engine could be used to score sentiment.)

3.4 YATINOO Deliverable Items. Enhanced Commercial Version – Includes the Commercial Beta and incorporates the full-featured and capabilities of the Artificial Intelligence engine which can also determine: concepts, categories, as well as sentiment of search results by end-users. A web spider will be included in this build to operate to a targeted universe of data points.

3.5 YATINOO Deliverable Items. Data Services – Servers, Hosting, Database, Collocation to be provided by YATINOO throughout the project. WebVois Global Communication will have the right to maintain a duplicate set of servers, at the geographic location of their choice, containing all data relating to the development and subsequent applications of the technology, including access to all user information as defined in 3.7 therein.

3.6 YATINOO Deliverable Items. Sales and Marketing –YATINOO will provide sales and marketing resources, within YATINOO's exclusive territory, including sales people,

reseller sales channels, access to and contacts with the finance community, access to and potential partnerships with others (as applicable), development of marketing and collateral materials, inclusion of reseller, Joint Venture and other relationships that WebVois Global Communication and YATINOO have or will establish for certain market verticals or sectors. WebVois Global Communication will provide consulting services in all areas, as required, throughout the term of the license, starting with the completion date of Commercial Beta Model.

3.7 YATINOO Deliverable Items. YATINOO shall provide administrative access to all YATINOO' servers, and such access shall be made available to WebVois Global Communication on a continuing basis (24/7/365) to: (i) monitor the performance of the Application server(s), web server(s), and all other servers that support the overall application, (i) backup or copy all Portal activity on a continuing basis shall also be provided using a username/password authentication process and (iii) the use of such information in the territories licensed to sub-licensees will be available to WebVois Global Communication.

3.8 YATINOO Derivative Software Applications. WebVois Global Communication shall have the right to: access, copy and/or reproduce all newly updated: Derivative Software code(s), application code(s) and documentation, in whole or in part, to any/all derivations of any Website code(s) developed by the YATINOO. YATINOO is obligated to deliver, within five (5) days of completion, any and all copies of Derivative Software code(s) in object code form as described herein. YATINOO's rights and usages of Derivative Software code(s), application code(s) and documentation shall be subject to: (i) the term of this agreement Section 2.1, and: (ii) Section 1.7 herein.

4. MODIFICATIONS.

4.1 Error Corrections and Updates. WebVois Global Communication will provide YATINOO with error corrections, bug fixes, patches or other updates to the Software licensed hereunder in object code form to the extent available in accordance with WebVois Global Communication' release schedule for a period of one (1) year from the date of shipment. In addition, WebVois Global Communication will provide YATINOO with updated source code for each new release of the Software licensed hereunder to the extent available during the license period.

4.2 Other Modifications. YATINOO may, from time to time, request that WebVois Global Communication incorporate certain features, enhancements or modifications into the Software. WebVois Global Communication may, in its sole discretion, undertake to incorporate such changes and distribute the Software so modified to all or any of YATINOO's licensees.

5. PROTECTION OF SOFTWARE.

5.1 Proprietary Notices. YATINOO shall maintain and place on any copy of the Software which it reproduces, whether for internal use or for distribution to End Users or sub-

licensees all such notices as are authorized and/or required hereunder. YATINOO shall use the following notice, or such other reasonable notice as WebVois Global Communication shall from time to time require, on each copy of the Software, or use in any other medium. Such notice shall be loaded in the computer memory for use, display, or reproduction and shall be embedded in program source code and object code, in the video screen display, on the physical medium embodying the Software copy, and on any Documentation and sub-licensee reference manuals, the following (verbatim):

**Powered by WebVois Global Communication - Patents**

This software and documentation constitute patented intellectual property and contain valuable trade secrets and proprietary information belonging to WebVois Global Communication. None of the foregoing material may be copied, duplicated or disclosed without the express written permission of WebVois Global Communication. WEBVOIS GLOBAL COMMUNICATION EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES CONCERNING THIS SOFTWARE AND DOCUMENTATION, INCLUDING ANY WARRANTIES OF MERCHANTABILITY AND/OR FITNESS FOR ANY PARTICULAR PURPOSE, AND WARRANTIES OF PERFORMANCE, AND ANY WARRANTY THAT MIGHT OTHERWISE ARISE FROM COURSE OF DEALING OR USAGE OF TRADE. NO WARRANTY IS EITHER EXPRESS OR IMPLIED WITH RESPECT TO THE USE OF THE SOFTWARE OR DOCUMENTATION. Under no circumstances shall WebVois Global Communication be liable for incidental, special, indirect, direct or consequential damages or loss of profits, interruption of business, or related expenses which may arise from use of software or documentation, including but not limited to those resulting from defects in software and/or documentation, or loss or inaccuracy of data of any kind.

5.2 Ownership. YATINOO further acknowledges that all copies of the Software in any form provided by WebVois Global Communication, or made by YATINOO, are the sole property of WebVois Global Communication. YATINOO shall not have any right, title, or interest in or to any such Software or copies thereof except as provided in this Agreement, and further shall secure and protect all Software, Derivative Products and Documentation consistent with maintenance of WebVois Global Communication' proprietary rights therein.

5.3 Sublicenses. No license to sublicense the source code of the Software or any portion thereof included in any Derivative Products is granted hereunder and cannot be without the specific written approval of WebVois Global Communication. In addition, YATINOO will not sublicense the object code of the Software, or any portion thereof included in any Derivative Product, to customers of YATINOO without a sublicense agreement which includes, without substantive alteration, the terms and conditions set forth in Exhibit "B" attached hereto. Each such sublicense agreement shall be written in the principal language used for the conduct of business in the country where the sublicense agreement is being used. YATINOO will provide WebVois Global Communication with a copy of each sublicense agreement used by YATINOO to

sublicense the Software. YATINOO agrees to use its best efforts to enforce the obligations of its sublicense agreements and to inform WebVois Global Communication of any known breach of such obligations. WebVois Global Communication shall have the right to enforce the terms of each sublicense agreement.

5.4 Copies. YATINOO shall not copy, distribute or make available to any party, without prior approval of WebVois Global Communication, the source code of the Software except that YATINOO may make one copy solely for archival or backup purposes, and may make such copies as are necessary for the creation of Derivative Products. Any party granted such right shall continuously provide YATINOO and WebVois Global Communication a current roster of individuals authorized to view, write or view the source code provided by WebVois Global Communication or subsequent derivations.

## 6. CONFIDENTIALITY.

6.1 Acknowledgement. YATINOO hereby acknowledges and agrees that the Software, Derivative Products and Documentation constitute and contain valuable proprietary products and trade secrets of WebVois Global Communication, embodying substantial creative efforts and confidential information, ideas, and expressions. Accordingly, YATINOO agrees to treat (and take precautions to ensure that Yatinoo employees treat) the Software, Derivative Products, and Documentation as confidential in accordance with the confidentiality requirements and conditions set forth below.

6.2 Maintenance of Confidential Information. Each party agrees to keep confidential all confidential information disclosed to it by the other party in accordance herewith, and to protect the confidentiality thereof in the same manner it protects the confidentiality of similar information and data of its own (at all times exercising at least a reasonable degree of care in the protection of confidential information); provided, however, that neither party shall have any such obligation with respect to use of disclosure to others not parties to this Agreement of such confidential information as can be established to: (a) have been known publicly; (b) have been known generally in the industry before communication by the disclosing party to the recipient; (c) have become know publicly, without fault on the part of the recipient, subsequent to disclosure by the disclosing party; (d) have been known otherwise by the recipient before communication by the disclosing party; or (e) have been received by the recipient without any obligation of confidentiality from a source (other than the disclosing party) lawfully having possession of such information.

6.3 Injunctive Relief. YATINOO acknowledges that the unauthorized use, transfer or disclosure of the Software, Derivative Products, Documentation or copies thereof will (i) substantially diminish the value to WebVois Global Communication of the trade secrets and other proprietary interests that are the subject of this Agreement, (ii) render WebVois Global Communication remedy at law for such unauthorized use, disclosure or transfer inadequate, and (iii) cause irreparable injury in a short period of time. If YATINOO breaches any of its obligations with respect to the use or confidentiality of the Software, Derivative Products or Documentation, WebVois Global Communication shall

6

be entitled to equitable relief to protect its interests therein, including, but not limited to, preliminary and permanent injunctive relief.

6.4 Survival. YATINOO and its sub-licensees shall be bound by the obligations of articles 6.1, 6.2 and 6.3 and these aforementioned obligations will survive the termination of this Agreement.

## 7. WARRANTIES; SUPERIOR RIGHTS.

7.1 Ownership. WebVois Global Communication represents that it is the owner of the entire right, title, and interest in and to the Patents described herein, as registered with the United States Patent Office, and the Software resulting therein and that WebVois Global Communication has the sole right to grant licenses thereunder, and that it has not knowingly granted licenses thereunder to any other entity that would restrict the rights being granted hereunder except as stated herein.

7.2 Limitations. WebVois Global Communication' obligations regarding the function of the Software shall be contingent on YATINOO's use of the Software in accordance with WebVois Global Communication instructions as provided by WebVois Global Communication which may be amended, supplemented, or modified by WebVois Global Communication from time to time. WebVois Global Communication shall have no obligations with respect to any failures of the Software which are the result of accident, abuse, misapplication, misapplication of source code, extreme power surge or extreme electromagnetic field.

## 8. INDEMNIFICATION.

8.1, YATINOO shall indemnify and hold harmless WebVois Global Communication, their officers, agents and employees from and against any claims, demands, or causes of action whatsoever, including without limitation those arising on account of YATINOO's modification or enhancement of the Software or otherwise caused by, or arising out of, or resulting from, the exercise or practice of the license granted hereunder by YATINOO, its sub-licensees, if any, its subsidiaries or their officers, employees, agents or representatives.

## 9. DEFAULT AND TERMINATION.

9.1 Events of Default. This Agreement may be terminated by the non-defaulting party if any of the following events of default occur: (1) if a party materially fails to perform or comply with this Agreement or any provision hereof; (2) if either party fails to strictly comply with the provisions of Article 8 (Confidentiality) or makes an assignment in violation of Article 15 (Non-assignability); (3) if a party becomes insolvent or fails to pay its debts as they mature, or makes an assignment for the benefit of creditors; (4) if a petition under any foreign, state, or United States bankruptcy act, receivership statute, or the like, as they now exist, or as they may be amended, is filed by a party; or (5) if

such a petition is filed by any third party, or an application for a receiver is made by anyone and such petition or application is not resolved favorably within ninety (90) days.

9.2 Effective Date of Termination. Termination due to a material breach of Articles 2 (Grant of Rights), 5 (Derivative Products), 7 (Protection of Software), or 8 (Confidentiality) shall be effective on notice. In all other cases, termination shall be effective thirty (30) days after notice of termination, unless cured or adequate proof is provided that steps are be taken to cure the default. All notices must be in writing, by certified mail return receipt requested, to the addresses listed herein.

9.3 Obligations on Termination. Within ten (10) days after termination of this Agreement, YATINOO shall cease and desist all use of the Software, Derivative Products and Documentation and shall return to WebVois Global Communication all full or partial copies of the Software, Derivative Products and Documentation in YATINOO's possession or under its control.

10. NOTICES.

All notices, authorizations, and requests in connection with this Agreement shall be deemed given (i) five days after being deposited in the U.S. mail, postage prepaid, certified or registered, return receipt requested; or (ii) one day after being sent by overnight courier, charges prepaid, with a confirming fax; and addressed as first set forth above or to such other address as the party to receive the notice or request so designates by written notice to the other.

11. NONASSIGNABILITY.

YATINOO may assign this Agreement, in whole or in part, or its rights hereunder without the prior written consent of WebVois Global Communication.

12. GOVERNING LAW, JURISDICTION AND VENUE.

The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware. The appropriate courts of Delaware (or, if there is exclusive federal jurisdiction, the United States District Court for the District of Delaware (Wilmington, DE) shall have exclusive jurisdiction and venue over any dispute arising out of this Agreement, and YATINOO hereby consents to the jurisdiction of such courts.

13. EXPORT REQUIREMENTS.

The Software, Derivative Products, Documentation and all related technical information or materials may be subject to export controls and such are licensable under the U.S. Government export regulations. If, during the duration of the license period, it is determined that any provision of this agreement is deemed by the U.S. Government to violate export regulations, YATINOO will comply strictly with all legal requirements

established under these controls and will not export, re-export, divert, transfer or disclose, directly or indirectly the Software, Derivative Products, Documentation and any related technical information or materials without the prior approval of the U.S. Department of Commerce.

14. GOVERNMENT CONTRACTS.

If the Software, Software Documentation or Derivative Products to be furnished hereunder are to be used in the performance of a government contract or subcontract, the software shall be provided on a "restricted rights" basis only, subject to WebVois Global Communication' prior approval, and YATINOO shall place a legend, in addition to applicable copyright notices, in the form provided under the governmental regulations. WebVois Global Communication shall not be subject to any flowdown provisions required by the governmental customer unless agreed to by WebVois Global Communication in writing.

15. SEVERABILITY.

If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect.

16. MISCELLANEOUS.

This Agreement and Exhibits; "A", "B", "C" and "D" contain the entire understanding and agreement between the parties respecting the subject matter hereof. This Agreement may not be supplemented, modified, amended, released or discharged except by an instrument in writing signed by each party's duly authorized representative. All captions and headings in this Agreement are for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions. Any waiver by either party of any default or breach hereunder shall not constitute a waiver of any provision of this Agreement or of any subsequent default or breach of the same or a different kind.

17. GOVERNING SECURITIES LAW; U.S. SECURITIES & EXCHANGE COMMISSION (SEC) COMPLIANCE

The Recipient hereby acknowledges that the Recipient is aware and that the Recipient's Representatives have been advised that the securities laws of the United States prohibit any person who has material, non-public information about the Company or a possible Transaction involving the Company from purchasing or selling securities in reliance upon such information or from communicating such information to any other person or entity under circumstances in which it is reasonably foreseeable that such person or entity is likely to purchase or sell securities in reliance upon such information.

18. U. S. SECURITY LAWS; FAIR DISCLOSURE

Press Releases. YATINOO agrees to comply with all reporting and disclosure requirements contained in all applicable securities laws including Regulation FD-Fair Disclosure ("Regulation FD") promulgated by the U.S. Securities and Exchange Commission (the "SEC") and the rules and regulations of the Over The Counter Bulletin Board (OTC BB) regarding the release of Press Releases and the dissemination of all public material information. Furthermore, it is agreed by all parties to this Agreement, that no press releases will be issued without the prior written approval of the other party.

**IN WITNESS WHEREOF**, the parties acknowledge that their respective Boards of Directors have approved the terms and conditions contained in this Agreement, and YATINOO represents that it owns all rights to the "Financial Portal", referred to herein, and have, thereby, caused their duly authorized representatives to execute this Agreement as of the date first set forth above.

WebVois Global Communication Information Services, Inc.

By: ______________________

Print Name: Hatim Benhaddou

Title. CEO/Chairman

Yatinoo, Inc.

By. ______________________

Print Name: Frank Magliochetti

Title: CEO

By: ______________________

Print Name: Mohamed Agness

Title: CTO